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                                                                      EXHIBIT 21

                    DELL COMPUTER CORPORATION SUBSIDIARY LIST

AMERICAS -                                                                    JURISDICTION

Dell Export Sales Corporation                                                 Barbados

Dell Comercial do Brasil Ltda.                                                Brazil

Dell Computadores do Brasil Ltda.                                             Brazil

Convergenet Technologies, Inc.                                                California

Dell Procurement International                                                Cayman Islands

Dell Computer de Chile Ltda                                                   Chile

DCC Executive Security Inc.                                                   Delaware

Dell America Latina Corp.                                                     Delaware

Dell Catalog Sales Corporation                                                Delaware

Dell Computer Corporation                                                     Delaware

Dell Computer de Chile Corp.                                                  Delaware

Dell Computer de Colombia Corp.                                               Delaware

Dell Computer Holdings Corporation                                            Delaware

Dell Computer India Corporation                                               Delaware

Dell Direct Sales Corporation                                                 Delaware

Dell Eastern Europe Corporation                                               Delaware

Dell Funding Corporation                                                      Delaware

Dell Gen. P. Corp                                                             Delaware

Dell International Incorporated                                               Delaware

Dell Marketing Corporation                                                    Delaware

Dell Products (Mexico) L.L.C.                                                 Delaware

Dell Products Corporation                                                     Delaware

Dell Professional Services Inc.                                               Delaware

Dell Receivables Gen. P. Corp                                                 Delaware

Dell Services Corporation                                                     Delaware

Dell USA Corporation                                                          Delaware

Dell Ventures Corporation                                                     Delaware

Plural Acquisition I, Inc.                                                    Delaware

Dell Computer de Mexico, S.A. de C.V.                                         Mexico

Dell Computer Services de Mexico de C.V.                                      Mexico

Dell Mexicana Servicios, S. de R.L. de C.V.                                   Mexico

Dell Mexicana, S. de R.L. de C.V.                                             Mexico

Dell Computer Corporation                                                     Ontario, Canada

Dell Panama S. de R.L.                                                        Panama

Dell Puerto Rico Corp.                                                        Puerto Rico

Dell Quebec Inc.                                                              Quebec

CPS Channel Partner Solutions L.P.                                            Texas

Dell Auction L.P.                                                             Texas

Dell Catalog Sales L.P.                                                       Texas

Dell Computer Holdings L.P.                                                   Texas

Dell Marketing L.P.                                                           Texas

Dell Products L.P.                                                            Texas

Dell Receivables L.P.                                                         Texas

Dell Services L.P.                                                            Texas

Dell USA L.P.                                                                 Texas

Dell Ventures L.P.                                                            Texas

Dell World Trade L.P.                                                         Texas

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
EUROPE, MIDDLE EAST AND AFRICA

Dell Computer International (II) - Comercio de Computadores
Sociedade Unipessoal Lda                                                      Madeira, Portugal

Dell Computer Ges.m.b.H                                                       Austria

Dell Computer N.V.                                                            Belgium

Dell Computer spol. sro                                                       Czech Republic

Dell Computer A/S                                                             Denmark

Oy Dell Computer A.B.                                                         Finland

Dell Computer S.A.                                                            France

Dell Computer GmbH                                                            Germany

Dell Computer Trading S.A                                                     Greece

Dell Distribution (EMEA) Limited Magyarorszagi Kereskedelmi
Kepviselet - Rep. Office                                                      Hungary

Dell Computer Limited                                                         Ireland

Dell Direct                                                                   Ireland

Dell Financial Services International Limited                                 Ireland

Dell Products                                                                 Ireland

Dell Products II                                                              Ireland

Dell Research                                                                 Ireland

Dell Computer (Italia) S.p.A.                                                 Italy

Dell Computer Holding I, SGPS, Unipessoal Lda                                 Madeira

Dell Computer Holding II, SGPS, Unipessoal Lda                                Madeira

Dell Computer N.V. - Madeira Branch                                           Madeira

Dell Computer Portugal - Comercio de Computadores e Servicos,
Unipessoal, Lda                                                               Madeira

Dell Computer B.V.                                                            Netherlands

Dell Computer Holdings (Europe) B.V.                                          Netherlands

Dell Products (Asia) B.V.                                                     Netherlands

Dell Computer (Taiwan) B.V.                                                   Netherlands

Dell Products (Europe) B.V.                                                   Netherlands & resident in Ireland

Dell Computer A.S.                                                            Norway

Dell Computer Poland, Sp.z.o.o.                                               Poland

Dell Computer s.r.o.                                                          Slovakia

Dell Computer (Proprietary) Ltd                                               South Africa

Dell Computer S.A.                                                            Spain

Dell Computer A.B.                                                            Sweden

Dell Computer S.A.                                                            Switzerland

Dell Computer FZ - LLC                                                        U.A.E.

Bracknell Boulevard Management Company Limited                                United Kingdom

Dell Computer Corporation Limited                                             United Kingdom

Dell Computer EEIG                                                            United Kingdom

Dell Distribution (EMEA) Limited                                              United Kingdom


ASIA-PACIFIC/JAPAN

Dell Asia Pacific Sdn.                                                        Malaysia

Dell Asia Pacific Sdn. Phillippines Representative Office                     Phillippines

Dell Asia Pacific Sdn. India Liaison Office                                   India

Dell Asia Pacific Sdn. Vietnam Representative Office

Dell Computer (China) Co. Ltd.                                                China

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
Dell Computer (China) Co., Ltd., Beijing Liaison Office                       China

Dell Computer (China) Co., Ltd., Chengdu Liaison Office                       China

Dell Computer (China) Co., Ltd., Guangzhou Liaison Office                     China

Dell Computer (China) Co., Ltd., Hangzhou Liaison Office                      China

Dell Computer (China) Co., Ltd., Nanjing Liaison Office                       China

Dell Computer (China) Co., Ltd., Shanghai Liaison Office                      China

Dell Computer (China) Co., Ltd., Shenzhen Liaison Office                      China

Dell Products L.P. Beijing Representative Office                              China

Dell Products L.P. Shanghai Representative Office                             China

Dell Products L.P. Shenzhen Representative Office                             China

Dell Computer (China) Co., Ltd. Beijing Branch                                China

Dell Computer (China) Co., Ltd. Shanghai Branch                               China

Dell Computer (Thailand) Co., Ltd.                                            Thailand

Dell Computer Asia Pte. Ltd.                                                  Singapore

Dell Computer Asia, Limited                                                   Hong Kong

Dell Computer Corporation                                                     Korea

Dell Computer Kabushiki Kaisha" and designated in English as
"Dell Computer Corporation".                                                  Japan

Dell Computer India Private Limited                                           India

Dell Computer Limited                                                         New Zealand

Dell Computer PTY. Limited                                                    Australia

Dell Products (Asia) B.V., Taiwan Branch                                      Taiwan

Dell Computer Corporation, Taiwan Representative Office                       Taiwan
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